SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.   20549
                               _____________


                                 FORM 8-K

                              CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): July 16, 1998


                          THE ADVEST GROUP, INC.
          (Exact name of Registrant as specified in its charter)



     Delaware                  1-8408             06-0950444
(State or other juris-        (Commission         (IRS employer
diction of incorporation)     file number)        identification no.)



          90 State House Square, Hartford CT           06103
          (Address of principal executive offices)     (Zip code)



    Registrant's telephone number, including area code: (860) 509-1000



                                 No change
       (Former name or former address, if changed since last report)


                                    Page 1

Exhibit Index on Page 3


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Item 5.  Other Events.

On July 16, 1998, The Advest Group, Inc. issued a news release reporting third quarter results and announcing a change to the Company's accounting procedures concerning the recognition of income from warrants and the related restatement of financial statements for the fiscal years ended September 30, 1995, 1996 and 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and
Exhibits.

     (c)  Exhibits:

99        News release dated July 16, 1998


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE ADVEST GROUP, INC.


Date:     July 16, 1998             By: /s/ MARTIN M. LILIENTHAL
                                        Martin M. Lilienthal
                                        Chief Financial Officer


                                    Page 2

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                                 EXHIBIT INDEX


Number    Exhibit                                        Page No.

99        News release dated July 16, 1998                  3






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